                                  EXHIBIT 99.1

    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

    EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS (as defined in the Sale and Purchase Agreement between Exxon Mobil Corporation and Valero Refining Company -- California)

    Report of Independent Accountants
    Balance Sheet as of December 31, 1999 and 1998
    Statement of Income for the Years Ended December 31, 1999, 1998 and 1997 Statement of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997 Statement of Changes in Exxon Mobil Corporation Net Investment
    Notes to Financial Statements as of December 31, 1999

    Balance Sheet as of March 31, 2000 (unaudited) and December 31, 1999 Statement of Income for the Three Months Ended March 31, 2000 and 1999 (unaudited)
    Statement of Cash Flows for the Three Months Ended March 31, 2000 and 1999 (unaudited)
    Notes to Financial Statements as of March 31, 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Exxon Mobil Corporation


In our opinion, the accompanying balance sheet and the related statements of income, of cash flows and of changes in Exxon Mobil Corporation net investment present fairly, in all material respects, the financial position of the Exxon California Refinery, Terminal and Retail Assets Business (as defined in the Sale and Purchase Agreement between Exxon Mobil Corporation and Valero Refining Company - California) at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Exxon Mobil Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 3 to the financial statements, Exxon Mobil Corporation changed its method of accounting for the cost of start-up activities in 1998.





PricewaterhouseCoopers LLP

Houston, Texas
May 10, 2000

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
BALANCE SHEET
DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------


                                                                               1999               1998
                                                                                   (in thousands)
                                                   ASSETS

Current assets:
    Cash                                                                   $          4       $        246
    Receivables                                                                  41,039             28,002
    Inventories                                                                  41,680             38,218
    Other current assets                                                          3,922             10,124
                                                                           ------------       ------------
        Total current assets                                                     86,645             76,590
Property, plant and equipment, net                                              476,687            478,928
Prepaids and deferred charges                                                     8,422              6,940
Other noncurrent assets                                                           7,360              6,587
                                                                           ------------       ------------

        Total assets                                                       $    579,114       $    569,045
                                                                           ============       ============

                          LIABILITIES AND EXXON MOBIL CORPORATION NET INVESTMENT

Current liabilities:
    Accounts payable                                                       $     23,949       $     19,142
    Payroll and benefits payable                                                  2,080              2,000
    Taxes other than income taxes                                                17,481             10,263
    Deferred income tax                                                           1,147              2,451
    Other current liabilities                                                     5,932              3,311
                                                                           ------------       ------------
        Total current liabilities                                                50,589             37,167
Long-term deferred income taxes                                                  85,654             71,575
Deferred credits and other liabilities                                            6,057              1,430
                                                                           ------------       ------------
        Total liabilities                                                       142,300            110,172
Exxon Mobil Corporation net investment                                          436,814            458,873
                                                                           ------------       ------------

        Total liabilities and Exxon Mobil Corporation net investment       $    579,114       $    569,045
                                                                           ============       ============



   The accompanying notes are an integral part of these financial statements.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
STATEMENT OF INCOME
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
-------------------------------------------------------------------------------


                                                           1999                1998               1997
                                                                          (in thousands)
Revenues:-
    Sales and other operating revenue, including
      excise taxes:
      Unrelated parties                                $  1,818,355        $  1,611,327       $  1,793,767
      Related parties                                         7,726              13,698             20,529
                                                       ------------        ------------       ------------
                                                          1,826,081           1,625,025          1,814,296
                                                       ------------        ------------       ------------
Costs and expenses:
    Crude oil and product purchases                         962,718             785,040          1,060,502
    Operating expenses                                      214,506             160,291            188,282
    Selling, general and administrative expenses             25,478              27,961             30,705
    Depreciation and amortization                            26,474              22,748             20,983
    Excise taxes                                            474,506             497,714            414,370
    Taxes other than income taxes                            10,020               9,957              9,493
    Loss on property, plant and equipment sales                825                 740                418
                                                       ------------        ------------       ------------
        Total costs and expenses                          1,714,527           1,504,451          1,724,753
                                                       ------------        ------------       ------------
Income before income taxes                                  111,554             120,574             89,543
Income taxes                                                 46,023              48,317             36,549
                                                       ------------        ------------       ------------
Income before cumulative effect of accounting
  change                                                     65,531              72,257             52,994
Cumulative effect of accounting change                                           (2,925)
                                                       ------------        ------------       ------------

Net income                                             $     65,531        $     69,332       $     52,994
                                                       ============        ============       ============


   The accompanying notes are an integral part of these financial statements.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
-------------------------------------------------------------------------------


                                                                      1999                1998                1997
                                                                                     (in thousands)
Cash flows from operating activities:-
    Net income                                                   $     65,531        $     69,332        $     52,994
    Adjustments to reconcile net income to net cash
      provided by operating activities:
      Depreciation and amortization                                    26,474              22,748              20,983
      Deferred income taxes                                            12,775              14,411              19,335
      Cumulative effect of accounting change                                                2,925
      Loss on sale of property, plant and equipment                       825                 740                 418
      Increase in accounts receivable                                 (13,037)            (11,483)             16,820
      Decrease (increase) in inventories                               (3,462)              4,312             (13,052)
      Decrease (increase) in other current assets                       6,202              (5,044)             (2,876)
      Decrease (increase) in prepaids and deferred charges             (1,482)              3,440               4,263
      Decrease (increase) in other noncurrent assets                     (773)             (3,587)             (1,529)
      Increase (decrease) in accounts payable and
        accrued liabilities                                             7,508              (1,909)                507
      Decrease (increase) in taxes other than income                    7,218              23,094              (4,557)
      Increase in deferred credits and other liabilities                4,627                 413               1,017
                                                                 ------------        ------------        ------------
        Net cash provided by operating activities                     112,406             119,392              94,323
                                                                 ------------        ------------        ------------
Cash flows from investing activities:
    Additions to property, plant and equipment                        (25,058)            (37,866)            (31,267)
                                                                 ------------        ------------        ------------
        Net cash used in investing activities                         (25,058)            (37,866)            (31,267)
                                                                 ------------        ------------        ------------
Cash flows from financing activities:
Net cash distributions to Exxon Mobil Corporation                     (87,590)            (81,413)            (63,023)
                                                                 ------------        ------------        ------------
        Net cash used in financing activities                         (87,590)            (81,413)            (63,023)
                                                                 ------------        ------------        ------------
Net increase (decrease) in cash                                          (242)                113                  33
Cash at beginning of year                                                 246                 133                 100
                                                                 ------------        ------------        ------------

Cash at end of year                                              $          4        $        246        $        133
                                                                 ============        ============        ============


   The accompanying notes are an integral part of these financial statements.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
STATEMENT OF CHANGES IN EXXON MOBIL CORPORATION NET INVESTMENT
-------------------------------------------------------------------------------



                                                                  (in thousands)
Exxon Mobil Corporation net investment at December 31, 1996       $    480,983

    Net income                                                          52,994
    Net cash distributions to Exxon Mobil Corporation                  (63,023)
                                                                  ------------

Exxon Mobil Corporation net investment at December 31, 1997            470,954

    Net income                                                          69,332
    Net cash distributions to Exxon Mobil Corporation                  (81,413)
                                                                  ------------

Exxon Mobil Corporation net investment at December 31, 1998            458,873

    Net income                                                          65,531
    Net cash distributions to Exxon Mobil Corporation                  (87,590)
                                                                  ------------

Exxon Mobil Corporation net investment at December 31, 1999       $    436,814
                                                                  ============


   The accompanying notes are an integral part of these financial statements.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------

1.       BUSINESS DESCRIPTION AND BASIS OF PRESENTATION

         Exxon Mobil Corporation (ExxonMobil) operates a refinery and marketing assets in the state of California which are collectively referred to herein as the Exxon California Refinery, Terminal and Retail Assets Business (the Business). The Business is engaged in the manufacturing, purchasing and marketing of petroleum products in the state of California. Operating assets primarily consist of: (a) the Benicia Refinery, located in the San Francisco Bay area, including a deepwater dock, (b) a 20-inch crude pipeline and an adjacent truck terminal for regional truck rack sales and (c) Exxon-branded retail assets comprised of 80 marketing sites, of which ten are ExxonMobil owned and operated and 70 are owned by ExxonMobil and leased to dealers. The retail assets owned by ExxonMobil are primarily located in the San Francisco Bay area. In addition, there are 260 independently owned and operated, Exxon-branded retail assets located throughout California.

         On March 2, 2000, ExxonMobil agreed to sell to Valero Refining Company
         - California (a subsidiary of Valero Energy Corporation) these assets as a result of Consent Decrees issued by the Federal Trade Commission and the state of California, which provided that certain assets be divested by ExxonMobil in connection with the merger of Exxon Corporation and Mobil Corporation. The anticipated closing date for the refinery sale is May 15, 2000 with a secondary close for the remaining assets scheduled for June 15, 2000. The accompanying financial statements do not include any adjustments that might result from the proposed sale.

         The accompanying financial statements represent a carve-out financial statement presentation of the Business' operations and reflect ExxonMobil historical cost basis. The financial statements include allocations and estimates of direct and indirect ExxonMobil administrative costs attributable to the Business' operations. The methods by which such amounts are attributed or allocated are deemed reasonable by management. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity.

2.       SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------


         contingent assets and liabilities. Actual results could differ from these estimates.

         REVENUE RECOGNITION

         Revenues associated with sales of petroleum products and all other items are recorded when title passes to the customer.

         INVENTORIES

         Inventories are carried at lower of current market value or cost. Cost of crude oil and refined products inventories is determined under the last-in, first-out (LIFO) method. Crude oil and product purchases are reflected in the income statement at cost. Costs include applicable purchase costs and operating expenses but not general and administrative expenses or research and development costs. Inventory is adjusted for any ExxonMobil consolidated LIFO effect at the end of each period. Cost of materials and supplies is determined under the average cost method.

         PROPERTY, PLANT AND EQUIPMENT

         Property, plant and equipment is carried at cost, less accumulated depreciation. Depreciation, based on cost less estimated salvage value of the asset, is determined under the straight-line method. When a major facility depreciated on an individual basis is sold or otherwise disposed of, any gain or loss is reflected in income. Expenditures for maintenance and repairs, including those for refinery turnarounds, are expensed as incurred.

         Assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. ExxonMobil estimates undiscounted future cash flows to judge the recoverability of carrying amounts.

         ENVIRONMENTAL CONSERVATION

         Liabilities for environmental conservation are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated. These liabilities are not reduced by possible recoveries from third parties, and projected cash expenditures are not discounted.

         INCOME TAXES

         Historically, the Business' results have been included in the consolidated federal income tax returns filed by ExxonMobil. The income tax provision for each period presented represents the current and deferred income taxes that would have resulted if the Business were a stand-alone taxable entity filing its own income tax returns. Accordingly, the calculation of tax provisions and deferred taxes necessarily require certain assumptions, allocations and estimates which management believes are

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------


         reasonable to reflect the tax reporting for the Business as a stand-alone taxpayer.

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         The reported amounts of financial instruments such as receivables and payables approximate fair value because of their short maturities.

3.       ACCOUNTING CHANGE

         The American Institute of Certified Public Accountants' Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", was implemented by ExxonMobil in the fourth quarter of 1998, effective as of January 1, 1998. This statement requires that costs of start-up activities and organizational costs be expensed as incurred. The cumulative effect of this accounting change on years prior to 1998 applicable to the Business was a charge of $2.9 million (net of $2 million income tax effect).

4. EXXON MOBIL CORPORATION NET INVESTMENT, ALLOCATIONS AND RELATED-PARTY TRANSACTIONS

         For purposes of these carve-out financial statements, payables and receivables related to transactions between the Business and ExxonMobil, as well as liabilities and refunds related to current income taxes, are included as a component of the Exxon Mobil Corporation net investment. Such amounts related to current income taxes are deemed to have been paid in cash to ExxonMobil in the year in which the income taxes were recorded.

         The Business purchased crude oil from ExxonMobil, at transfer prices that were intended to reflect market prices, in the amounts of $755 million, $565 million and $802 million for the years ended December 31, 1999, 1998 and 1997, respectively. The Business' sales of refined products to ExxonMobil for the years ended December 31, 1999, 1998 and 1997, were $8 million, $14 million and $21 million, respectively.

         Throughout the period covered by the financial statements, ExxonMobil provided the Business with certain services, including data processing, legal, human resources and financial services and certain corporate-funded research programs. Charges for these services were allocated based on various formulas that incorporate indicators such as expenditures, personnel head counts and refinery throughputs. Such charges amounted to $21 million, $20 million and $22 million for the years ended December 31, 1999, 1998 and 1997, respectively. These amounts include research and development expenses of $3 million, $2 million and $2 million, respectively. ExxonMobil uses a

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------


         centralized cash management system under which cash receipts of the Business are remitted to ExxonMobil and cash disbursements of the Business are funded by ExxonMobil. No interest has been charged or credited on transactions with ExxonMobil.

5.       EMPLOYEE BENEFIT PLANS

         ExxonMobil has noncontributory defined benefit pension plans covering substantially all employees of the Business. Benefits under these plans are based primarily upon years of service and final earnings. The funding policy for all plans provides that payments to the pension trusts shall be equal to the minimum funding requirements of the Employee Retirement and Income Security Act, plus such additional amounts as may be approved.

         ExxonMobil also has defined benefit retiree life and health insurance plans covering most of the Business' employees upon their retirement. Health benefits are primarily provided through comprehensive hospital, surgical and major medical benefit provisions subject to various cost-sharing features.

         For the purposes of these carve-out financial statements, the Business is considered to be participating in multiemployer benefit plans of ExxonMobil.

         For 1999, 1998 and 1997, the Business' allocated share of compensation expense related to these plans was approximately $3 million for each of the three years.

6.       INCOME TAXES

         Income tax provisions and related assets and liabilities are determined on a stand-alone basis (Note 2).

         Income tax provision consists of the following:


(in thousands)                      1999                             1998                            1997
                       ------------------------------   ------------------------------   ------------------------------
                        CURRENT   DEFERRED     TOTAL    CURRENT    DEFERRED     TOTAL     CURRENT   DEFERRED     TOTAL

Federal                $ 26,035   $  9,330   $ 35,365   $ 27,098   $ 11,958   $ 39,056   $ 16,571   $ 12,048   $ 28,619
State                     7,213      3,445     10,658      6,808      2,453      9,261        643      7,287      7,930
                       --------   --------   --------   --------   --------   --------   --------   --------   --------

       Total           $ 33,248   $ 12,775   $ 46,023   $ 33,906   $ 14,411   $ 48,317   $ 17,214   $ 19,335   $ 36,549
                       ========   ========   ========   ========   ========   ========   ========   ========   ========

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------


         A reconciliation of federal statutory tax rate (35%) to total provisions follows:

(in thousands)                                       1999         1998         1997
Statutory rate applied to income before
  income taxes                                     $ 39,044     $ 42,201     $ 31,340
State income taxes (net of federal income tax
  benefit and California business tax credits)        6,928        6,019        5,154
Other                                                    51           97           55
                                                   --------     --------     --------

        Total provisions                           $ 46,023     $ 48,317     $ 36,549
                                                   ========     ========     ========


         Deferred tax assets and liabilities resulted from the following temporary differences as of December 31, 1999 and 1998:

(in thousands)                                1999           1998
Deferred tax assets:
    Accrued liabilities                    $    3,898     $    1,519
                                           ----------     ----------
        Total deferred tax assets               3,898          1,519
                                           ----------     ----------
Deferred tax liabilities:
    Depreciation                               75,524         62,390
    Inventory                                   2,935          3,154
    Other                                      12,240         10,001
                                           ----------     ----------
        Total deferred tax liabilities         90,699         75,545
                                           ----------     ----------

        Net deferred tax liabilities       $   86,801     $   74,026
                                           ==========     ==========


7.       INVENTORIES

         Inventories consist of the following:

(in thousands)                    1999           1998
Crude oil                     $   12,892     $    7,872
Refined products                  17,416         16,111
Materials and supplies            11,372         14,235
                              ----------     ----------

        Total inventories     $   41,680     $   38,218
                              ==========     ==========

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------


         The LIFO method accounted for 73% and 63% of total inventory at December 31, 1999 and 1998, respectively. The aggregate replacement cost of inventories was estimated to exceed their LIFO carrying values by $115 million and $39 million at December 31, 1999 and 1998, respectively.

8.       OTHER CURRENT ASSETS

         Other current assets consist of the following:


(in thousands)           1999           1998
Prepaid expenses                    $    7,853
Catalyst             $    2,699          1,937
Other                     1,223            334
                     ----------     ----------

        Total        $    3,922     $   10,124
                     ==========     ==========


9.       PROPERTY, PLANT AND EQUIPMENT

(in thousands)                                         1999         1998
Refining                                             $811,868     $788,295
Marketing                                              84,300       83,990
                                                     --------     --------
                                                      896,168      872,285
Less - accumulated depreciation and amortization      419,481      393,357
                                                     --------     --------

        Total property, plant and equipment, net     $476,687     $478,928
                                                     ========     ========


         The depreciation lives used in computing the annual provision for depreciation are substantially as follows:

                          Refining              25 - 33 years
                          Marketing              3 - 21 years

10.      LEASES

         The Business leases a wide variety of facilities and equipment under operating leases, including office equipment and transportation equipment. Rent expense approximated $5 million, $4 million and $3 million for December 31, 1999, 1998 and 1997, respectively.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------


11.      CONTINGENCIES AND COMMITMENTS

         ExxonMobil is the subject of, or party to, a number of pending or threatened legal actions, contingencies and commitments relating to the Business involving a variety of matters, including laws and regulations relating to the environment. The more significant of these matters are discussed below.

         ENVIRONMENTAL MATTERS

         The Business is subject to federal, state and local environmental laws and regulations that in the future may require ExxonMobil to take action to correct or reduce the effects on the environment of prior disposal or release of chemical or petroleum substances, including MTBE, by ExxonMobil or other parties. These laws generally provide for control of pollutants released into the environment and require responsible parties to undertake remediation of hazardous waste disposal sites. Penalties may be imposed for noncompliance. At December 31, 1999 and 1998, accrued liabilities for remediation totaled $11 million and $4 million, respectively. Environmental expenses were $11 million, $5 million and $3 million during the years ended December 31, 1999, 1998 and 1997, respectively, and are included in operating expenses. It is not presently possible to estimate the ultimate amount of all remediation costs that might be incurred or the penalties that might be imposed.

         For a number of years, the Business has made substantial capital expenditures to maintain compliance with various laws relating to the environment at existing facilities. The Business anticipates making additional such expenditures in the future; however, the exact amounts and timing of such expenditures are uncertain because of the continuing evolution of specific regulatory requirements.

         UNOCAL PATENT LITIGATION

         ExxonMobil and four other refiners filed a lawsuit against Unocal Corporation (UNOCAL) in Los Angeles, California, seeking a determination that a UNOCAL patent on certain gasoline compositions (commonly referred to as the " '393 patent") is invalid and unenforceable. UNOCAL's '393 patent potentially covers a substantial portion of the reformulated gasoline compositions required by the CARB Phase II regulations that went into effect in March 1996. In 1997, a federal court found that the refiners had not proven the '393 patent to be invalid or unforceable and, furthermore, found the reasonable royalty for infringement to be 5.75 cents per gallon. The case was appealed and, in March 2000, the Court of Appeals for the Federal Circuit affirmed. In April 2000, ExxonMobil and the other four refiners filed a petition for reconsideration and for rehearing en banc

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------


         with the appellate court. The ultimate outcome of the litigation is uncertain. ExxonMobil has retained, and will continue to retain, even after transfer of the Business to Valero Refining Company - California, any and all liability associated with the UNOCAL patent litigation arising prior to the date of transfer of the assets. For operations subsequent to the transfer of the Business, Valero Refining Company - California will be responsible for any UNOCAL patent exposure.

         OTHER MATTERS

         Claims have been made against ExxonMobil relating to the Business in other pending lawsuits, the outcome of which is not expected to have a materially adverse effect on the Business' operations, cash flows or financial position.

12.      RECENTLY ISSUED STATEMENTS OF FINANCIAL ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board released Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities Information." As amended by Statement No. 137 issued in June 1999, this statement, which must be adopted no later than January 1, 2001 for calendar-year companies such as the Business, establishes accounting and reporting standards for derivative instruments. The statement requires that an entity recognize all derivatives as either assets or liabilities in the financial statements and measure those instruments at fair value, and it defines the accounting for changes in the fair value of the derivatives depending on the intended use of the derivative. Adoption of this statement is not expected to have a material effect upon the Business' operations or financial condition.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
BALANCE SHEET
MARCH 31, 2000 AND DECEMBER 31, 1999
-------------------------------------------------------------------------------


                                                                        MARCH 31,     DECEMBER 31,
                                                                          2000           1999
                                                                       (unaudited)
                                                                            (in thousands)

                                      ASSETS

Current assets:
    Cash                                                              $         99    $          4
    Receivables                                                             44,998          41,039
    Inventories                                                             30,345          41,680
    Other current assets                                                     3,224           3,922
                                                                      ------------    ------------
        Total current assets                                                78,666          86,645
Property, plant and equipment, net                                         475,450         476,687
Prepaids and deferred charges                                                9,901           8,422
Other noncurrent assets                                                      8,208           7,360
                                                                      ------------    ------------

        Total assets                                                  $    572,225    $    579,114
                                                                      ------------    ------------

            LIABILITIES AND EXXON MOBIL CORPORATION NET INVESTMENT

Current liabilities:
    Accounts payable                                                  $     37,768    $     23,949
    Payroll and benefits payable                                             2,080           2,080
    Taxes other than income taxes                                           14,856          17,481
    Deferred income tax                                                      1,147           1,147
    Other current liabilities                                                6,429           5,932
                                                                      ------------    ------------
        Total current liabilities                                           62,280          50,589
Long-term deferred income taxes                                             88,560          85,654
Deferred credits and other liabilities                                      11,503           6,057
                                                                      ------------    ------------
        Total liabilities                                                  162,343         142,300
Exxon Mobil Corporation net investment                                     409,882         436,814
                                                                      ------------    ------------

        Total liabilities and Exxon Mobil Corporation
          net investment                                              $    572,225    $    579,114
                                                                      ------------    ------------



   The accompanying notes are an integral part of these financial statements.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
STATEMENT OF INCOME
THREE MONTHS ENDED MARCH 31, 2000 AND 1999
-------------------------------------------------------------------------------


                                                                          2000            1999
                                                                             (in thousands)
                                                                               (unaudited)
Revenues:-
    Sales and other operating revenue, including excise taxes:
      Unrelated parties                                               $    619,358    $    233,106
      Related parties                                                        3,979           1,497
                                                                      ------------    ------------
                                                                           623,337         234,603
                                                                      ------------    ------------
Costs and expenses:
    Crude oil and product purchases                                        397,081          79,006
    Operating expenses                                                      39,158          86,966
    Selling, general and administrative expenses                             7,501           7,722
    Depreciation and amortization                                            6,723           6,496
    Excise taxes                                                           128,538         108,337
    Taxes other than income taxes                                            2,758           2,647
    Loss on property, plant and equipment  sales                                45             203
                                                                      ------------    ------------
        Total costs and expenses                                           581,804         291,377
                                                                      ------------    ------------
Income (loss) before income taxes                                           41,533         (56,774)
Income taxes                                                                16,923         (23,133)
                                                                      ------------    ------------

Net income (loss)                                                     $     24,610    $    (33,641)
                                                                      ------------    ------------

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2000 AND 1999
--------------------------------------------------------------------------------


                                                                          2000            1999
                                                                             (in thousands)
                                                                               (unaudited)
Cash flows from operating activities:-
    Net income (loss)                                                 $     24,610    $    (33,641)
    Adjustments to reconcile net income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                          6,723           6,496
      Deferred income taxes                                                  2,906           2,813
      Loss on sale of property, plant and equipment                             45             203
      Increase in accounts receivable                                       (3,959)        (24,740)
      Decrease (increase) in inventories                                    11,335          (3,530)
      Decrease in other current assets                                         698           9,656
      Increase in prepaids and deferred charges                             (1,479)         (2,348)
      Increase in other noncurrent assets                                     (848)           (262)
      Increase in accounts payable and accrued liabilities                  14,316           6,984
      Decrease in taxes other than income                                   (2,625)         (9,004)
      Increase in deferred credits and other liabilities                     5,446           4,038
                                                                      ------------    ------------
        Net cash provided by (used in) operating activities                 57,168         (43,335)
                                                                      ------------    ------------
Cash flows from investing activities:
    Additions to property, plant and equipment                              (5,531)         (9,498)
                                                                      ------------    ------------
        Net cash used in investing activities                               (5,531)         (9,498)
                                                                      ------------    ------------
Cash flows from financing activities:
    Net cash advances from (distributions to)
      Exxon Mobil Corporation                                              (51,542)         52,787
                                                                      ------------    ------------
        Net cash provided by (used in) financing activities                (51,542)         52,787
                                                                      ------------    ------------
Net increase (decrease) in cash                                                 95             (46)
Cash at beginning of period                                                      4             246
                                                                      ------------    ------------

Cash at end of period                                                 $         99    $        200
                                                                      ------------    ------------


         The accompanying notes are an integral part of these financial statements.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
-------------------------------------------------------------------------------

1.       BUSINESS DESCRIPTION AND BASIS OF PRESENTATION

         Exxon Mobil Corporation (ExxonMobil) operates a refinery and marketing assets in the state of California which are collectively referred to herein as the Exxon California Refinery, Terminal and Retail Assets Business (the Business). The Business is engaged in the manufacturing, purchasing and marketing of petroleum products in the state of California. Operating assets primarily consist of: (a) the Benicia Refinery, located in the San Francisco Bay area, including a deepwater dock, (b) a 20-inch crude pipeline and an adjacent truck terminal for regional truck rack sales and (c) Exxon-branded retail assets comprised of 80 marketing sites, of which ten are ExxonMobil owned and operated and 70 are owned by ExxonMobil and leased to dealers. The retail assets owned by ExxonMobil are primarily located in the San Francisco Bay area. In addition, there are 260 independently owned and operated, Exxon-branded retail assets located throughout California.

         On March 2, 2000, ExxonMobil agreed to sell to Valero Refining Company
         - California (a subsidiary of Valero Energy Corporation) these assets as a result of Consent Decrees issued by the Federal Trade Commission and the state of California, which provided that certain assets be divested by ExxonMobil in connection with the merger of Exxon Corporation and Mobil Corporation. The closing date for the refinery sale was May 15, 2000 with a secondary close for the remaining assets scheduled for June 15, 2000. The accompanying unaudited financial statements do not include any adjustments that might result from the proposed sale.

         The accompanying unaudited financial statements represent a carve-out financial statement presentation of the Business' operations and reflect ExxonMobil historical cost basis. The unaudited financial statements include allocations and estimates of direct and indirect ExxonMobil administrative costs attributable to the Business' operations. The methods by which such amounts are attributed or allocated are deemed reasonable by management. However, these allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity.

         These unaudited financial statements should be read in the context of the carve-out financial statements and notes thereto included in Valero Energy Corporation's Form 8-K/A filed with the Securities and Exchange Commission. In the opinion of management, the information furnished herein reflects all known accruals and adjustments necessary for a fair statement of the results for the periods reported herein. All such adjustments are of a normal recurring nature.

2. EXXON MOBIL CORPORATION NET INVESTMENT, ALLOCATIONS AND RELATED-PARTY TRANSACTIONS

         For purposes of these unaudited carve-out financial statements, payables and receivables related to transactions between the Business and ExxonMobil, as well as liabilities and refunds related to current income taxes, are included as a component of the Exxon Mobil Corporation net investment. Such amounts related to current income taxes are deemed to have been paid in cash to ExxonMobil in the year in which the income taxes were recorded. ExxonMobil uses a centralized cash management system under which cash receipts of the Business are remitted to ExxonMobil and cash disbursements of the Business are funded by ExxonMobil. No interest has been charged or credited on transactions with ExxonMobil.

3.       INVENTORIES

         Inventories consist of the following:

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
-------------------------------------------------------------------------------



                                                                        MARCH 31,      DECEMBER 31,
                                                                          2000            1999

                                                                             (in thousands)
Crude oil                                                             $      7,481    $     12,892
Refined products                                                            10,980          17,416
Materials and supplies                                                      11,884          11,372
                                                                      ------------    ------------

        Total inventories                                             $     30,345    $     41,680
                                                                      ------------    ------------

4.       CONTINGENCIES AND COMMITMENTS

         ExxonMobil is the subject of, or party to, a number of pending or threatened legal actions, contingencies and commitments relating to the Business involving a variety of matters, including laws and regulations relating to the environment. The more significant of these matters are discussed below.

         ENVIRONMENTAL MATTERS

         The Business is subject to federal, state and local environmental laws and regulations that in the future may require ExxonMobil to take action to correct or reduce the effects on the environment of prior disposal or release of chemical or petroleum substances, including MTBE, by ExxonMobil or other parties. These laws generally provide for control of pollutants released into the environment and require responsible parties to undertake remediation of hazardous waste disposal sites. Penalties may be imposed for noncompliance. At March 31, 2000 and December 31, 1999, accrued liabilities for remediation totaled $11 million and $11 million, respectively.

         For a number of years, the Business has made substantial capital expenditures to maintain compliance with various laws relating to the environment at existing facilities. The Business anticipates making additional such expenditures in the future; however, the exact amounts and timing of such expenditures are uncertain because of the continuing evolution of specific regulatory requirements.

         UNOCAL PATENT LITIGATION

         ExxonMobil and four other refiners filed a lawsuit against Unocal Corporation (UNOCAL) in Los Angeles, California, seeking a determination that a UNOCAL patent on certain gasoline compositions (commonly referred to as the " '393 patent") is invalid and unenforceable. UNOCAL's '393 patent potentially covers a substantial portion of the reformulated gasoline compositions required by the CARB Phase II regulations that went into effect in March 1996. In 1997, a federal court found that the refiners had not proven the '393 patent to be invalid or unforceable and, furthermore, found the reasonable royalty for infringement to be 5.75 cents per gallon. The case was appealed and, in March 2000, the Court of Appeals for the Federal Circuit affirmed. In April 2000, ExxonMobil and the other four refiners filed a petition for reconsideration and for rehearing en banc with the appellate court. In May 2000, the federal appeals court denied this petition. ExxonMobil is currently reviewing its options and the ultimate outcome of the litigation is uncertain. ExxonMobil has retained, and will continue to retain, even after transfer of the Business to Valero Refining Company - California, any and all liability associated with the UNOCAL patent litigation arising prior to the date of transfer of the assets.

EXXON CALIFORNIA REFINERY, TERMINAL AND RETAIL ASSETS BUSINESS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
-------------------------------------------------------------------------------

         For operations subsequent to the transfer of the Business, Valero Refining Company - California will be responsible for any UNOCAL patent exposure.

         OTHER MATTERS

         Claims have been made against ExxonMobil relating to the Business in other pending lawsuits, the outcome of which is not expected to have a materially adverse effect on the Business' operations, cash flows or financial position.

5.       RECENTLY ISSUED STATEMENTS OF FINANCIAL ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board released Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities Information." As amended by Statement No. 137 issued in June 1999, this statement, which must be adopted no later than January 1, 2001 for calendar-year companies such as the Business, establishes accounting and reporting standards for derivative instruments. The statement requires that an entity recognize all derivatives as either assets or liabilities in the financial statements and measure those instruments at fair value, and it defines the accounting for changes in the fair value of the derivatives depending on the intended use of the derivative. Adoption of this statement is not expected to have a material effect upon the Business' operations or financial condition.